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                                                                    EXHIBIT 10.5


                               ESCROW AGREEMENT


THIS ESCROW AGREEMENT, dated as of November 29, 1995, is by and among Transitional Care of America, Inc, a Delaware corporation (the "Purchaser"), HEALTHCARE MANAGEMENT SYSTEMS, INC., a Tennessee corporation ("Seller") (Purchaser and Seller are hereafter referred to collectively as the Indemnifying Parties"), and WYATT, TARRANT & COMBS, a Kentucky general partnership ("Escrow Agent").


                                 WITNESSETH:


WHEREAS, Purchaser and the Indemnifying Parties have entered into that certain Hardware and Software Licensing Agreement (the "Agreement" dated as of November 29, 1995;

WHEREAS, the parties to the Agreement have agreed that the "Source Code" will be placed into escrow in accordance with the terms of the Agreement; and

WHEREAS, Escrow Agent is willing to accept such deposit and to act as escrow agent hereunder;

NOW THEREFORE, in consideration of the covenants herein contained and subject to the terms and conditions hereof, the parties hereto agree as follows:

1. Escrowed Source Code. Seller has tendered to Escrow Agent a computer diskette or tape which Seller represents contains the Source Code (the "Disk"). The Code shall be held or controlled by Escrow Agent in accordance with the terms of this Agreement. The parties hereto understand that Escrow Agent's acknowledgement of receipt of the Disk is as of the day and date written above and that the Escrow Agent has not verified and will not verify the information contained on the Disk.

                (a) Upon receipt by Escrow Agent of a letter or certificate signed by both the Seller and Purchaser instructing the Escrow Agent to deliver the Disk, Escrow Agent shall deliver the Disk in accordance with the instructions contained in that letter.

                (b) Upon receipt by Escrow Agent of a certificate signed by Purchaser which states that the Seller has failed to perform its obligations under the Agreement, Escrow Agent shall deliver to Seller a copy of such certificate. If the Seller fail to notify the Escrow Agent within ten (10) days of its receipt of the certificate that it disputes the Purchaser's certificate, Escrow Agent shall deliver to Purchaser the Disk. If Seller does notify the Escrow Agent that it disputes the Purchaser's certificate, the disposition of the Disk shall be governed by Section 2 hereof.


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     2.    In the event of a dispute between the Purchaser and Seller hereto sufficient in the sole discretion of the Escrow Agent, the Escrow Agent may, (i) continue to hold the Disk or (ii) take affirmative steps as it may, at its option, elect in order to terminate its duties as Escrow Agent, including, but not limited to the deposit of the Disk held by it hereunder with a court of competent jurisdiction and the commencement of an action for interpleader, the costs of which shall be borne by whichever of the parties is the losing party.

     3.  Certain Covenants.  Purchaser and Seller agree that:

         (a) Escrow Agent shall not be responsible for the genuineness of any signature and may rely conclusively upon and shall be protected in acting upon any certificate, notice, request, consent, statement, instruction or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper person, or duly authorized or properly made. Escrow Agent shall not be responsible for any of the covenants or agreements contained herein or in the Agreement or for the performance of any such covenants or agreements, except the performance of its duties as expressly set forth herein.

         (b) Escrow Agent shall not be bound by any notice of, or demand with respect to, any waiver, modification, amendment, termination, cancellation, recision or supersession of this Escrow Agreement, unless in writing and signed by Purchaser and Seller, and, if the duties of Escrow Agent herein are affected thereby, unless it shall have given its prior written consent thereto. In the event of any controversy or dispute hereunder, or with respect to any question as to the construction of this Escrow Agreement, or any action to be taken by Escrow Agent hereunder, Escrow Agent may advise with its counsel and shall incur no liability for any action taken or suffered in good faith in accordance with the advice or opinion of such counsel.

         (c) The duties and obligations of Escrow Agent hereunder shall be governed solely by the provisions of this Escrow Agreement and Escrow Agent shall have no duties other than duties expressly imposed herein and shall not be required to take any action other than in accordance with the terms hereof.

         (d) Escrow Agent shall not be liable or responsible for anything done or omitted to be done by it hereunder in good faith, it being understood that its liability hereunder shall be limited solely to gross negligence or willful misconduct on its part. Purchaser and Seller jointly and severally agree to indemnify and hold harmless Escrow Agent against all loss, claim, expenses (including reasonable counsel fees) and liability which may be imposed upon it or incurred by it in connection with its acceptance of appointment as Escrow Agreement hereunder or the performance of its



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duties hereunder including any litigation arising from the foregoing or involving the subject matter hereof.

     4. Binding Effect. This Escrow Agreement shall be binding and shall inure to the benefit of the parties hereto.

     5. Termination. This Escrow Agreement shall terminate upon the delivery of the Disk hereunder and all interest accruing thereon either to Purchaser or Seller as provided in Section 1 hereof, or the deposit of the Disk in court and filing of an interpleader action as provided in Section 2 hereof.

     6. Notices. All notices or communications required or permitted by this Escrow Agreement shall be in writing and shall be sufficiently given if mailed or delivered:

          (a)  If to Seller:

               3401 West End Avenue, Suite 290
               Nashville, Tennessee  37203
               Attn:  President
               (615) 383-6093

          (b)  If to Purchaser:

               Transitional Care of America, Inc.
               7733 Forsyth Blvd, Ste 1100
               St. Louis, MO  63101

               Attention:_____________________________________
               Fax:  (___) ___________________________________

          (c)  if to Escrow Agent, addressed to it at:

               Wyatt, Tarrant & Combs
               511 Union Street, Suite 1500
               Nashville, Tennessee  37219
               Attention:    Keith C. Dennen
               Fax:  (615)  256-1726

or to any other address or addresses which shall hereafter have been filed from time to time by the respective parties with Escrow Agent for such purpose. A copy of any notice or communication given by any party to any other party hereto with reference to this Escrow Agreement shall be mailed at the same time to every party to this Escrow Agreement.

     7. Applicable Law. This Escrow Agreement shall be deemed to be a contract made under the laws of Tennessee and for all purposes shall be construed in accordance with and governed by the laws of such sate.



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8.      Amendments.  Neither this Escrow Agreement nor any term or provision thereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

        IN WITNESS WHEREOF, we have set out hands this the day and year first above written.

                                        SELLER:

                                        HEALTHCARE MANAGEMENT SYSTEMS, INC.
                                        a Tennessee Corporation

                                        By:  John Doss
                                           -------------------------------

                                        Title: Ex VP
                                              ----------------------------

                                        PURCHASER:

                                        Transitional Care of America, Inc.
                                        ----------------------------------
                                        a Delaware Corporation


                                        By: David W. Cross
                                           -------------------------------

                                        Title: PRESIDENT & CEO
                                              ----------------------------

                                        ESCROW AGENT:

                                        WYATT, TARRANT & COMBS

                                        By: Keith C. Dennen
                                           -------------------------------

                                        Title: Partner
                                              ----------------------------







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